Portfolio of investments—January 31, 2024 (unaudited)
Portfolio of investments

	Shares	Value
Investment companies: 98.20%
Multi-asset funds: 98.20%
GMO Benchmark-Free Allocation Fund Class MF Class MF♠	33,353,397	$863,519,439
Total investment companies (Cost $786,410,737)		863,519,439

		Interest rate	Maturity date	Principal
Short-term investments: 2.10%
Repurchase agreements^^: 2.10%
Fixed Income Clearing Corp., dated 1-31-2024, maturity value $18,525,253		4.75%	2-1-2024	$18,522,809	18,522,809
Total short-term investments (Cost $18,522,809)					18,522,809
Total investments in securities (Cost $804,933,546)	100.30%				882,042,248
Other assets and liabilities, net	(0.30)				(2,672,699)
Total net assets	100.00%				$879,369,549

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
^^	Collateralized by U.S. government securities, 4.375%, 12-15-2026, fair value including accrued interest is $18,893,346.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) from affiliated investment companies	Net change in unrealized gains (losses) from affiliated investment companies	Value, end of period	Shares, end of period	Dividends from Affiliated Investment Companies
Investment companies
GMO Benchmark-Free Allocation Fund Class MF	$1,053,736,128	$61,372,873	$(280,526,216)	$15,041,863	$13,894,791	$863,519,439	33,353,397	$53,048,013
See accompanying notes to portfolio of investments
Allspring Absolute Return Fund | 1

Notes to portfolio of investments—January 31, 2024 (unaudited)
Notes to portfolio of investments
The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and the GMO Alternative Funds. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of January 31, 2024, the Fund owned 24% of Benchmark-Free Allocation Fund.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. A complete list of holdings as of January 31, 2024 (unaudited) for Benchmark-Free Allocation Fund has been included as an Appendix for your reference.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
Fair valuation measurements
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments.  The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1 – quoted prices in active markets for identical securities
•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
2 | Allspring Absolute Return Fund

Notes to portfolio of investments—January 31, 2024 (unaudited)
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$863,519,439	$0	$0	$863,519,439
Short-term investments
Repurchase agreements	0	18,522,809	0	18,522,809
Total assets	$863,519,439	$18,522,809	$0	$882,042,248
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At January 31, 2024, the Fund did not have any transfers into/out of Level 3.
Allspring Absolute Return Fund | 3